                                 Exhibit 99.1

                                                                    News Release

            GREKA RELEASES 2001 YEAR END RESULTS AND 2002 GUIDANCE

     April 17, 2002.  NEW YORK, NEW YORK - Greka Energy Corporation (NASDAQ/NM:
GRKA) announced today the results of its operating financials for the year ending December 31, 2001 and released its outlook for 2002.

     For the three and twelve month periods ending December 31, 2001, respectively, the Company reported revenue of $8.8m and $40.8m, operating income of $(2.6m) and $2.7m, and EBITDA of $(0.1m) and $8.0m. For the same respective periods on a basic per share and recurring basis, the Company reported earnings of $(0.74) and $(0.32), EBITDA of $(0.01) and $1.75, and cash flow of $(0.19)
and $0.84.

     For the same three and twelve month periods ending December 31, 2000, respectively, the Company reported comparable revenue of $13.6m and $49.1m, operating income of $3.3m and $11.2m, and EBITDA of $4.1m and $14.8m. For the same respective periods on a basic per share and recurring basis, the Company reported comparable earnings of $0.44 and $1.38, EBITDA of $0.92 and $3.30, and cash flow of $0.62 and $2.17.

     GREKA reported a summary of its operations, in total and by segments, for the three and twelve month periods ended December 31, 2001 and 2000 and the variance between such periods in the attached TABLES 1 THROUGH 3. GREKA further reported the twelve month performance of its Integrated Operations division for 2001 as compared to 2000 in the attached TABLE 4.

     GREKA also reported in the attached TABLE 5 a summary of its annual reserves. The Company's PV-10 value decreased 31% from $82m in 2000 (adjusted to December 31, 2001 prices) to $57m in 2001. Volumetrically, the MBOE excluding production decreased 13% from 15.7 in 2000 to 13.6 in 2001. On a per share basis, year end reserves decreased 17% from 3.5 BOE per share in 2000 to 2.9 BOE per share in 2001, and the Company's PV-10 value decreased 33% from $18.10 per share in 2000 (adjusted to December 31, 2001 prices) to $12.06 per share in 2001.

     Consistent with the Company's recently announced restructured business plan to focus on the integration of its Central California operations, which assets include an asphalt refinery and interests in heavy oil fields, GREKA reported a summary of its guidance for 2002 in the attached TABLE 6.

     Mr. Randeep S. Grewal, Chairman, CEO & President, stated, "The results, like our peers' within the industry, reflect lower earnings driven by a decline in commodity prices in 2001 over 2000. The Company reported operating results that were driven primarily by a 24% (SEE TABLE 3) drop in commodity prices per barrel for the upstream side of our business, while the integrated side of our business saw a 15% (SEE TABLE 3) drop in revenue per barrel in 2001 over 2000.

     We relatively maintained the status quo of our performance in the E&P Americas division in 2001 compared to 2000. Consequently, the Company's total natural gas production was nearly unchanged, while oil production rose 9%, resulting in a 6% increase in total oil and gas production in BOEPD. This increase was material in offsetting a 24% decrease in the average prices per barrel. As a result, the Company's reported variance in oil and gas revenue period over period was no more than 3%. The sharp decline in oil and gas prices at year end materially contributed to a significant reduction in the Company's oil and gas reserves which resulted in a substantial increase in our DD&A expenses due to the full cost pool accounting for reserves.

     Within the Integrated Operations division, the refinery revenue declined 23% in 2001 compared to 2000 primarily due to a 15% decline in the average price per barrel together with an 8% decline in sales volumes. The decrease in sales was the result of 19% less throughput at the refinery which, compared to 33% in 2000, was utilized 24% of its allowable capacity for the year. The 15% (Table 4) decline in the average revenue per barrel period over period directly contributed to a gross profit decrease of $4.42 per barrel sold or 46%, as the cost per barrel remained unchanged. Over the period, there were decreases in asphalt and distillate sales prices of 12% and 13% respectively while Naphtha prices dropped 46%. Distillates and Naphtha prices have historically followed a discount to Nymex and account for 35% of the refinery output.

     Significantly lower commodity prices at yearend caused downward revisions in reserves that are computed per SEC guidelines and accounted for on a full cost basis. This price driven downward revision, primarily caused a 38% increase in the DD&A rate. Subsequent to the planned conclusion in the second quarter of the Company's restructured business which will focus on its integrated operations, significant swings in commodity prices that impair upstream companies are not expected to impact the Company on a recurring basis. Thus, DD&A at the levels seen in 2001 are not expected to recur in 2002. Furthermore, the Company sold 655MBOE prior to yearend that accounted for 31% of the decrease over the period."

     Mr. Grewal further stated, "The Company's results of 2001 conclude the historical complexities of operating a diverse business, extensive litigation, and overcoming a significant amount of accounting, audit, 10K filing extension, and non-recurring events all related to post Saba acquisition balance sheet CLEAN-UP. With the elimination of a complicated balance sheet and implementation of the Company's planned restructuring during second quarter, management looks forward to emerging in third quarter with a significantly simpler business focus. The target economics in Table 6(B) demonstrate the Company's elementary business plan going forward.

     Toward this restructuring, the Company expects definitive bids to purchase its interests in the Potash Field, LA and Richfield East Dome Unit, CA by their due dates of April 22nd and April 24th, respectively. Management intends to conclude Greka's divestitures as planned with execution of purchase and sale agreements by month end. Concurrently, the Company is pursuing its restructured financing with the assistance of Durham Capital. Notwithstanding these positive developments, the Company continues to be faced with short term liquidity requirements and is attempting to close a bridge facility."

GREKA is a vertically-integrated energy company with primary areas of activities in California and long-term in China. The Company is principally focused on exploiting the high cash margin created from the relatively stable natural hedge by its crude production and the asphalt market in Central California.


================================================================================
                  Safe Harbor for Forward Looking Statements

 Except for historical information contained herein, the statements in this Release are forward-looking statements that are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from results expressed or implied by forward-looking statements. These risks and uncertainties include, among other things, volatility of oil prices, product demand, market competition, risks inherent in the Company's international operations, imprecision of reserve estimates, the availability of additional oil and gas assets for acquisition on commercially reasonable terms, and the Company's ability to replace and exploit its existing oil and gas reserves. These and other risks are described in the Company's Annual Report on Form 10-K/A and in the Company's other filings with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
 For more information, please contact:  Richard A. L'Altrelli
 ral@grekaenergy.com         (212) 218-4680
 -------------------
--------------------------------------------------------------------------------

PAGE>

                           Greka Energy Corporation
          Condensed Consolidated "Unaudited" Statement of Operations
                         (000'S Except Per Share Data)

TABLE 1
                                                      Three Months Ending December 31,           Twelve Months Ending December 31,
                                                         2001           2000    Variance          2001         2000      Variance
-------------------------------------------------------------------------------------------  --------------------------------------
Revenues:
     Oil and Gas revenue                              $    2,767     $    5,205     -47%      $    15,135   $   15,588        -3%
     Refinery revenue                                 $    6,064     $    8,363     -27%      $    25,620   $   33,480       -23%
     Total revenue                                    $    8,830     $   13,568     -35%      $    40,755   $   49,068       -17%
Costs of Operations:
     Operating Expenses                               $    6,879     $    7,275      -5%      $    24,635   $   25,200        -2%
     Depreciation, depletion and amortization         $    2,520     $      846     198%      $     5,279   $    3,592        47%
     General and Administrative                       $    2,014     $    1,493      35%      $     7,835   $    6,699        17%
     Net Profit Sharing Plan                          $        -     $      221    -100%      $       300   $      495       -39%
     Other non cash expense                           $        -     $      447    -100%                    $    1,882      -100%
     Operating Income                                 $   (2,583)    $    3,285    -179%      $     2,706   $   11,200       -76%
     EBITDA                                           $      (63)    $    4,131    -102%      $     7,985   $   14,792       -46%
Other (Income) Expense:
     Non Recurring Income / Expenses                  $   (8,213)    $        -               $    (4,612)  $        -
     Interest Expense                                 $      914     $    1,210     -24%      $     4,146   $    4,535        -9%
     Loss on Sale of Canadian Property                $        -     $        -       0%      $         -   $      991
     Income Before Income Taxes                       $  (11,710)    $    2,075    -664%      $    (6,052)  $    5,674      -207%
     Income Tax Expense                               $     (113)    $       80    -241%      $         -   $      362      -100%
     Net Income before special charges                $  (11,597)    $    1,995    -681%      $    (6,052)  $    5,312      -214%
     Cumulative effect of change in accounting        $        -     $        -               $         -   $      853      -100%
     Net Income Available to Common Shareholders      $  (11,597)    $    1,995    -681%      $    (6,052)  $    4,459      -236%
Recurring Only
Earnings Per Share:
     Basic                                            $    (0.74)    $     0.44    -270%      $     (0.32)  $     1.38      -123%
     Diluted                                          $    (0.72)    $     0.42    -270%      $     (0.30)  $     1.34      -123%
EBITDA Per Share:
     Basic                                            $    (0.01)    $     0.92    -101%      $      1.75   $     3.30       -47%
     Diluted                                          $    (0.01)    $     0.87    -102%      $      1.69   $     3.11       -46%
Cash Flow Per Share:
     Basic                                            $    (0.19)    $     0.62    -130%      $      0.84   $     2.17       -61%
     Diluted                                          $    (0.18)    $     0.60    -130%      $      0.81   $     2.10       -61%
Non Recurring Included
Earnings Per Share:
     Basic                                            $    (2.55)    $     0.45    -671%      $     (1.33)  $     1.00      -233%
     Diluted                                          $    (2.46)    $     0.42    -687%      $     (1.28)  $     0.94      -237%
EBITDA Per Share:
     Basic                                            $    (0.01)    $     0.92    -101%      $      1.75   $     3.30       -47%
     Diluted                                          $    (0.01)    $     0.87    -102%      $      1.69   $     3.11       -46%
Cash Flow Per Share:
     Basic                                            $    (1.99)    $     0.63    -414%      $     (0.17)  $     1.80      -109%
     Diluted                                          $    (1.92)    $     0.60    -422%      $     (0.16)  $     1.69      -110%
Weighted Average No. of Common S/O
     Basic                                             4,555,255      4,475,985       2%        4,555,255    4,475,985         2%
     Diluted                                           4,720,974      4,762,979      -1%        4,720,974    4,762,979        -1%

Note:  EBIDTA - Earnings before interest, taxes, depreciation and amortization
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                12/31/01     12/31/00    Variance
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
     Current Assets                                                                           $     7,487   $   19,764       -62%
     Property, Plant and Equipment, Net                                                       $    90,382   $   77,182        17%
     Other Assets                                                                             $     3,210   $    1,867        72%
     Total Assets                                                                             $   101,079   $   98,813         2%
Liabilities and Shareholder's Equity:
     Current Liabilities                                                                      $    52,936   $   22,427       136%
     Long-Term Debt                                                                           $    13,419   $   28,207       -52%
     Other Non-current Liabilities                                                            $         -   $    7,968      -100%
     Shareholder's Equity                                                                     $    34,725   $   40,211       -14%
     Total Liabilities and Shareholder's Equity                                               $   101,080   $   98,813         2%

                            Greka Energy Corporation
                 Condensed Consolidated Statement of Operations
                          (000's Except Per Share Data)
                                    Unaudited

TABLE 2

BUSINESS SEGMENTS:
     Twelve Months Ended                                              Integrated        E&P        Corporate
     December 31, 2001                                                Operations      Americas      & Other      TOTAL
     --------------------------------------------------------------------------------------------------------------------
     Oil and Gas Revenue                                               $  8,587       $ 15,090     $ (8,541)    $ 15,135
     Refinery Revenue                                                  $ 25,620       $      -     $      -     $ 25,620
     Total Revenue                                                     $ 34,207       $ 15,090     $ (8,541)    $ 40,755
     Production Costs                                                  $  3,324       $  5,072     $ (3,324)    $  5,072
     Refinery Costs                                                    $ 24,780                    $ (5,218)    $ 19,563
     Gross Margin                                                      $  6,103       $ 10,018     $      -     $ 16,120
     Other Expenses                                                    $  1,770       $  2,230     $  4,135     $  8,135
     DD&A Expenses                                                     $  2,292       $  2,842     $    145     $  5,279
     Operating Income                                                  $  2,041       $  4,946     $ (4,280)    $  2,706
     Non Recurring Income / Expenses                                   $   (438)      $  2,034     $ (6,209)    $ (4,612)
     EBITDA                                                            $  4,333       $  7,788     $ (4,135)    $  7,985
     EBIT                                                              $   (763)      $  5,827     $(11,117)    $ (6,052)
     Interest and other (expenses) income                              $ (2,366)      $ (1,153)    $   (627)    $ (4,146)
     Income Tax                                                        $      -       $      -     $      -     $      -
     Net Income (Loss)                                                 $   (763)      $  5,827     $(11,117)    $ (6,052)

TABLE 3

                                                                                         Twelve Months Ended December 31,
Operational Information                                                                   2001        2000       Variance
----------------------------------------------------------------------------------------------------------------------------
Net Daily Natural Gas Production (Mcf):
     Integrated                                                                            1,695        1,805         -6%
     Americas                                                                              3,369        3,209          5%
     Total                                                                                 5,064        5,014          1%
Average Natural Gas Prices ($ per Mcf):
     Americas                                                                           $   4.18   $     3.78         11%
Net Daily Oil Production BOPD:
     Integrated                                                                              958          953          1%
     Americas                                                                              1,175        1,008         17%
     Total                                                                                 2,133        1,961          9%
Total Oil and Gas Production in BOED
     Integrated                                                                            1,266        1,281         -1%
     Americas                                                                              1,788        1,591         12%
     Total                                                                                 3,054        2,873          6%
Average Oil and NGL Prices ($ per Bbl)
     Americas                                                                           $  21.14   $    27.86        -24%
Refinery:
     Average Throughput B/D                                                                2,370        3,290        -28%
     Total Throughput                                                                    864,977    1,069,409        -19%
Total Refinery Production Sold (Bbl):
     Asphalt                                                                             703,616      692,531          2%
     Naphtha                                                                              56,392       71,289        -21%
     Distillates                                                                         238,632      316,784        -25%
     Total Sales                                                                         998,640    1,080,604         -8%
Average Refinery Product Prices ($/Bbl):
     Asphalt                                                                            $  25.29   $    28.83        -12%
     Naphtha                                                                            $  20.93   $    38.46        -46%
     Distillates                                                                        $  24.57   $    28.13        -13%
     Average Price/Bbl                                                                  $  24.87   $    29.26        -15%

                            Greka Energy Corporation
                 ($000's except for shares outstanding and EPS)
                                    Unaudited

TABLE 4

Integrated Operations
Twelve Month Period Variances                                  2001               2000      Variance
-----------------------------------------------------------------------------------------------------
       Revenue                                           $   25,620         $   33,480          -23%
       Costs                                             $   19,563         $   21,123           -7%

       Gross Profit                                      $    6,057         $   12,357          -51%

       Total BBLS Sold                                      998,640          1,080,604           -8%

       Rev/BBL                                           $    24.87         $    29.26          -15%

       Cost/BBL                                          $    19.59         $    19.55            0%

       Profit/BBL                                        $     5.28         $     9.71          -46%

       Third Party Cost/BBL                              $    18.68         $    24.04          -22%

       Profit/Third Party BBL                            $     1.64         $     2.82          -42%

       Third Party BBLS Purchased                           466,116            578,869          -19%
       Third Party MCF Purchased                            191,641            177,322            8%
       Third Party BBLS Total Cost                       $    8,707         $   13,916          -37%

       Third Party MCF Total Cost                        $1,332,215         $  809,637           65%

       Inventory as of Dec. 31, 2001                         91,949            218,339          -58%

       Throughput Per Day - AVG                               2,370              3,294          -28%
       Total Throughput                                     864,980          1,202,258          -28%

       % Throughput Third Party                                  54%                48%          12%

       Third Party Cost/MCF                              $     6.95         $     4.57           52%
       Gas Cost/BBL Throughput                           $     1.54         $     0.67          129%

TABLE 5

                            Greka Energy Corporation
                                   Oil and Gas
                                 Reserve Summary

                                                               2000                   Adjusted 2000          Variance
        ---------------------------------------------------------------------------------------------------------------
A.                                                                   PV -10                     PV -10         PV -10
                                                          MBOE      (000's)          MBOE       (000's)        (000's)
        ---------------------------------------------------------------------------------------------------------------
        Proved Developed Producing                         8,002     67,080           8,002      42,963           36%
                                                              51%        41%             51%         52%

        Proved Developed Non-Producing                     2,174     37,160           2,174       5,906           84%
                                                              14%        23%             14%          7%

        Proved Undeveloped                                 5,486     59,637           5,486      33,021           45%
                                                              35%        36%             35%         40%
        ===============================================================================================================
          Total                                           15,663    163,878          15,663      81,891           50%


                                                           Adjusted 2000               Actual 2001           Variance
        --------------------------------------------------------------------------------------------------------------
B.                                                                   PV -10                     PV -10         PV -10
                                                          MBOE      (000's)          MBOE       (000's)        (000's)
        --------------------------------------------------------------------------------------------------------------
        Proved Developed Producing                         4,712     42,963           4,712      15,180           65%
                                                              51%        52%             35%         27%

        Proved Developed Non-Producing                     3,722      5,906           3,722      21,164         -258%
                                                              14%         7%             27%         37%

        Proved Undeveloped                                 5,142     33,021           5,142      20,274           39%
                                                              35%        40%             38%         36%
        ==============================================================================================================
          Total                                           13,577     81,891          13,577      56,619         -155%

TABLE 6

A. 2002 PRELIMINARY BUDGET (Millions)

                                                                                       Includes
                                     Status                 Includes                Divestiture &
                                       Quo                Divestiture                Acquisition
                                   -----------          ---------------           -----------------
          Revenue                        $40                       $32                         $35
                                         ---                       ---                         ---
          COGS                           $23                       $21                         $18
                                          58%                       66%                         51%
                                         ---                       ---                         ---
          Gross Profit                   $17                       $11                         $17
                                          43%                       34%                         49%
                                         ---                       ---                         ---
          G&A                            $ 8                       $ 6                         $ 6
                                          20%                       19%                         17%
                                         ---                       ---                         ---
          EBITDA                         $ 9                       $ 5                         $11
                                          23%                       16%                         31%
                                         ---                       ---                         ---

Note: Divestiture includes E&P Americas and the acquisition of the Vintage
      Properties at 7/01/02


B. TARGET ECONOMICS ($/BBL)

                               3,500 Bbl   7,500 Bbl
                               ---------   ---------
          Upstream                $ 6.50      $ 5.50
          Transportation          $ 1.00      $ 0.50
          Refining                $ 3.00      $ 2.50
          G&A / Marketing         $ 5.50      $ 2.50
                                  ------      ------
          Total Cost              $16.00      $11.00
                                  ------      ------
          Average Sales           $22.00      $22.00
          EBITDA                  $ 6.00      $11.00



C.  ASPHALT POTENTIAL

                         Plant Capacity 10,000 Bbl/Day


Throughput per day:                      3,500 Bbl       7,500 Bbl
Target EBITDA:                           $6 / Bbl        $11 / Bbl
Potential EBITDA:                      $21,000 / Day   $82,500 / Day
                                       -------------   -------------
          Annual Potential EBITDA         $7,665,000     $30,112,500
                                       -------------   -------------
